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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)         May 8, 2002
                                                   --------------------------


                    Wells Real Estate Investment Trust, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        GEORGIA                        0-25739                  58-2328421
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


6200 The Corners Parkway, Suite 250, Norcross, Georgia              30092
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(Address of Principal Executive Offices)                          (Zip Code)


     Registrant's telephone number, including area code   (770) 449-7800
                                                         -----------------


      -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

(a)      Dismissal of Independent Accountants

         On May 8, 2002, the Audit Committee of the Board of Directors of Wells Real Estate Investment Trust, Inc. ("Wells REIT") voted to recommend to the Board of Directors to dismiss its independent public accountants, Arthur Andersen LLP ("Arthur Andersen"), and the Board of Directors of the Wells REIT approved the dismissal of Arthur Andersen as the independent public accountants for the Wells REIT, effective immediately.

         Arthur Andersen's reports on the consolidated financial statements of the Wells REIT for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2001 and December, 31, 2000, respectively, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the consolidated financial statements of the Wells REIT for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Wells REIT provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 hereto is a copy of Arthur Andersen's letter dated May 8, 2002, confirming its agreement with such statements.

(b)      Engagement of New Independent Accountants

         While the Wells REIT has not yet engaged a new independent public accounting firm as the principal accountant to audit the financial statements of the Wells REIT, on May 8, 2002, the Board of Directors of the Wells REIT approved the recommendation of the Audit Committee to engage Deloitte & Touche LLP ("Deloitte & Touche") on an interim basis to review its quarterly reports and to perform any other necessary or appropriate accounting services until such time as independent public accountants are selected to audit the financial statements of the Wells REIT. During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date hereof, the Wells REIT did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Wells REIT, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits.         The following exhibits are filed with this document:

         Number   Description
         ------   -----------
         16.1     Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 8, 2002, regarding change in certifying accountant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WELLS REAL ESTATE INVESTMENT
                                  TRUST, INC. (Registrant)

                                  By:      /s/ Leo F. Wells, III
                                       ---------------------------------
                                       Leo F. Wells, III,
                                       President

Date: May 8, 2002